UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 4, 2026
Date of Report (Date of earliest event reported)
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INVENTRUST PROPERTIES CORP.
(Exact name of registrant as specified in its charter)
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Maryland (State or other jurisdiction of incorporation)	001-40896 (Commission File Number)	34-2019608 (IRS Employer Identification No.)

3025 Highland Parkway	Suite 350
Downers Grove,	Illinois	60515
(Address of principal executive offices and zip code)
855	377-0510
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	IVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2026, the Board of Directors (the “Board”) of InvenTrust Properties Corp. (the “Company”) increased the size of the Board from eight to nine members and appointed Robert A. Garechana to the Board effective immediately, to hold office until the Company’s 2027 annual meeting of stockholders and until his successor has been duly elected and qualified. The Board also appointed Mr. Garechana as a member of the Audit Committee of the Board.

There is no arrangement or understanding between Mr. Garechana and any other person pursuant to which Mr. Garechana was selected as a director. Mr. Garechana does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Garechana will be entitled to compensation for his service on the Board on the same basis as all other non-employee directors of the Company, pursuant to the InvenTrust Properties Corp. Director Compensation Program.

Item 7.01 - Regulation FD Disclosure.

On November 4, 2026, the Company issued a press release announcing the appointment of Robert A. Garechana as a new director of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued on November 4, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 04, 2026	INVENTRUST PROPERTIES CORP.

		By:	/s/ Christy L. David
		Name:	Christy L. David
		Title:	Executive Vice President, Chief Operating Officer, General Counsel & Secretary